BARON

FUNDS®

Baron Asset Fund

Baron Growth Fund

Baron Small Cap Fund

Baron Opportunity Fund

Baron Fifth Avenue Growth Fund

Supplement dated March 17, 2011 to Statement of Additional Information dated January 28, 2011

Effective May 16, 2011, the Statement of Additional Information of the Baron Funds® (the “Funds”) is modified as follows:

On page 3 of the Statement of Additional Information, the following sentence is added as the eighth sentence in the first paragraph below “Investment Strategies and Risks:” “Baron Opportunity Fund will invest at least 65% of its assets in equity securities of companies with market capitalizations between $1 billion and $15 billion at the time of purchase. Companies with market capitalizations that have moved outside of that range since the time of purchase will continue to be included in the $1 billion to $15 billion range for the purpose of the 65% requirement.”

On page 3 of the Statement of Additional Information, the following paragraph is added as second paragraph below “Investment Strategies and Risks:” “For the purposes of complying with the Funds’ market capitalization requirements, market capitalization is determined at the time of purchase. For example, Baron Opportunity Fund must invest at least 65% of its assets in companies with market capitalizations between $1 billion and $15 billion at the time of purchase. If the Fund bought ABC Company when it had a market capitalization of $8 billion, and ABC’s market capitalization appreciated to $16 billion, ABC would still be considered to have a market capitalization of $8 billion for the purpose of calculating whether the Fund was complying with the 65% requirement. If the Fund bought a single share when ABC’s market capitalization was $16 billion, the market capitalization of ABC would now be considered $16 billion and would not count toward the 65% requirement.”

This information supplements the Statement of Additional Information dated January 28, 2011. This Supplement and the Statement of Additional Information constitute a current statement of additional information. To request another copy of the Prospectus and Statement of Additional Information, please call 1-800-992-2766 or visit our website at www.BaronFunds.com.